                               FIRST AMENDMENT TO
                                VOTING AGREEMENT

                  FIRST Amendment, dated as of June ____, 1999 (the "First Amendment"), amending the VOTING AGREEMENT, dated March 5, 1999 (the "Agreement"), between certain Stockholders named therein (each a "Stockholder," and collectively, the "Stockholders") of AMERICAN BANKERS INSURANCE GROUP, INC., a Florida corporation (the "Company"), and FORTIS, INC., a Nevada corporation ("Parent," and together with the Stockholders, the "Original Parties").

                               W I T N E S S E T H

                  WHEREAS, the Original Parties have heretofore entered into a Voting Agreement, dated as of March 5, 1999 (the "Agreement"); and

                  WHEREAS, R. Kirk Landon and the Landon Corporation, a Florida corporation, desire to transfer Shares to Landon Beta Limited Partnership ("Beta") and Landon Gamma Limited Partnership ("Gamma," and together with Beta, the "New Parties"), both Nevada limited partnerships; and

                  WHEREAS, the New Parties have agreed to be bound by the terms and conditions of the Voting Agreement; and

                  NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Original Parties and the New Parties agree as follows:

                  1. The New Parties are hereby added to the Agreement as Stockholders, and agree to be bound by the terms and conditions of the Agreement.

                  2. The second sentence of Section 5 of the Agreement be and hereby is deleted in its entirety and the following is inserted in lieu thereof:

              Notwithstanding anything to the contrary in this Agreement, (A) Mr. Landon shall be permitted to Transfer (i) Shares or New Shares Transferred for net after-tax proceeds of not in excess of $10,000,000, (ii) Shares or New Shares Transferred pursuant to any decision by a court or alternative dispute resolution entity, or in settlement of any legal proceeding and (iii) Shares Transferred from one Stockholder to another Stockholder (an "Intra-Stockholder Transfer") PROVIDED, HOWEVER, that any shares acquired by a Stockholder pursuant to an Intra-Stockholder Transfer shall be subject to the terms of this Agreement to the same extent as if they constituted Shares and (B) Mr. Gaston shall be permitted to Transfer Shares or New Shares Transferred for net after-tax proceeds not in excess of $2,000,000."

                  3. Exhibit A to the Agreement be and is hereby deleted in its entirety and the Exhibit A attached to this First Amendment is inserted in lieu thereof.

         IN WITNESS WHEREOF, the Parties have executed this First Amendment and caused the same of be duly delivered on their behalf on the day and year first written above.

                                            FORTIS, INC.

                                            By:
                                               -----------------------------
                                            Name:
                                                 ---------------------------
                                            Title:
                                                  --------------------------

                                            THE STOCKHOLDERS:


                                            --------------------------------
                                            Name: Gerald N. Gaston


                                            --------------------------------
                                            Name:  R. Kirk Landon



                                            R. KIRK LANDON/B. LANDON FOUNDATION


                                            --------------------------------
                                            By:  R. Kirk Landon



                                            R. KIRK LANDON REVOCABLE TRUST


                                            By:
                                               -----------------------------
                                            Name: R. Kirk Landon, Trustee



                                            LANDON CORPORATION


                                            By:
                                               -----------------------------
                                            Name:  R. Kirk Landon

                                            LANDON BETA LIMITED PARTNERSHIP


                                            By:
                                               -----------------------------
                                            Name:
                                                 ---------------------------
                                            Title:
                                                  --------------------------



                                            LANDON GAMMA LIMITED PARTNERSHIP


                                            By:
                                               -----------------------------
                                            Name:
                                                 ---------------------------
                                            Title:
                                                  --------------------------

                                    EXHIBIT A

                                  STOCKHOLDERS


NAME:                  NUMBER OF SHARES:         TYPE OF OWNERSHIP
-----                  -----------------         -----------------
R. KIRK LANDON            561,145(1)             Direct

                           81,000                Directly, subject to restriction under 1991 Stock
                                                 Option /Restricted Stock Award Plan

                        1,370,450                Through the Landon Corporation

                          126,555(2)             Through the R. Kirk/B. Landon Foundation

                           90,079                Through the Landon Foundation

                          140,500                Through R. Kirk Landon Remainder Unitrust

                          129,824                Through R. Kirk Landon Revocable Trust

                                                 Through the Landon Beta Limited Partnership

                                                 Through the Landon Gamma Limited Partnership

                           15,562                Allocated under American Bankers Insurance Group,
                                                 Inc. 401(k) and Employee Stock Ownership Plan

                           27,892                Acquirable under the 1994 Amended and Restated
                                                 Deferred Compensation Plan

                        ---------
            TOTAL:      2,543,007
                        =========


----------

                  1 Includes 40,000 shares of Company Common Stock subject to an option granted by Mr. Landon to a third-party on May 24, 1995 (the "Option"). If the Option is exercised at any time prior to the termination hereof, the shares of Company Common Stock subject to the Option shall no longer be deemed Shares for purposes of this Agreement.

                  2 It is possible that the R. Kirk Landon Foundation (the "Foundation") will be terminated and in connection therewith, the Company Common Stock owned by the Foundation will be distributed equally to two new foundations, one of which is to be created by R. Kirk Landon and the other by B. Landon. If the Foundation is terminated at any time prior to the termination of this Agreement, 63,277 of the shares of Company Common Stock owned by the Foundation shall no longer be deemed Shares for purposes of this Agreement.

GERALD N. GASTON          589,436                Direct

                           15,562                Allocated under the American Bankers Insurance
                                                 Group, Inc. 401(k) and Employee Stock Ownership Plan

                         --------
            TOTAL:        604,999
                         ========


















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